The New Kraft Foods Group CAGNY Conference February 19, 2013 Exhibit 99.1

Chris Jakubik Vice President, Investor Relations

Kraft Foods Group, Inc.
Forward-Looking Statements
This presentation contains a number of forward-looking statements.  The words “plan,” “drive,” “make,” “expect,” “will,”
“deliver,” “taking,” “moving,” “executing” and similar expressions are intended to identify the forward-looking statements.
Examples of forward-looking statements include, but are not limited to, statements regarding Kraft’s growth, progress, cash and cash management, mission and plans including its integrated and business planning and sales incentive program, productivity, overheads, innovation, marketing and advertising, post-employment benefit strategy, pension contributions and funding, dividends, Restructuring Program costs, EPS and free cash flow.  These forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond Kraft’s control, and important factors that could cause actual results to differ materially from those indicated in the forward-looking statements include, but are not limited to, increased competition; continued consumer weakness and weakness in economic conditions; Kraft’s ability to differentiate its products from retailer and economy brands; Kraft’s ability to maintain its reputation and brand image; continued volatility and increases in commodity and other input costs; pricing actions; increased costs of sales; regulatory or legal changes, restrictions or actions; unanticipated expenses and business disruptions; product recalls and product liability claims; unexpected safety or manufacturing issues; Kraft’s indebtedness and its ability to pay its indebtedness; Kraft’s inability to protect its intellectual property rights; tax law changes; Kraft’s ability to achieve the benefits it expects to achieve from the spin-off and to do so in a timely and cost-effective manner; and its lack of operating history as an independent, publicly traded company.  For additional information on these and other factors that could affect Kraft’s forward-looking statements, see Kraft’s risk factors, as they may be amended from time to time, set forth in its filings with the SEC, including its Registration Statement on Form 10.  Kraft disclaims and does not undertake any obligation to update or revise any forward-looking statement in this presentation, except as required by applicable law or regulation.

4 Kraft Foods Group, Inc. The New Kraft Foods Group • Our Plan • Driving Profitable Growth Through Innovation • Making Cash King • Q&A

Tony Vernon Chief Executive Officer

JELL-O
Oscar Mayer
PLANTERS
KRAFT PHILADELPHIA
Kraft
Lunchables
KRAFT Velveeta
CAPRI SUN
Maxwell House
KRAFT Stove Top
KRAFT Singles
A.1. STEAK SAUCE
KRAFT Cheez Whiz
KRAFT Jet-Puffed
KRAFT MAYO
ATHENOS
Boca
Cracker Barrel
KRAFT macaroni & cheese
GEVALIA
claussen
KRAFT Miracle Whip
MiO
Crystal Light
TACO BELL
Kool-Aid
Yuban
CORN NUTS
KRAFT Cool Whip
Breakstone's
GREY POUPON
TASSIMO
KRAFT DELI DELUXE Slices
KRAFT SHAKE 'N BAKE
Maxwell House INTERNATIONAL
COUNTRY TIME LEMONADE
Knudsen
Baker's
simply KRAFT

This is Kraft Foods Group

Kraft Foods Group, Inc.
We Have The Best Sandbox in Our Industry
•
$18 billion annual food and beverage sales, and growing
– Focused on the most profitable market in the world
– Household penetration 98% in U.S., 99% in Canada
•
The best portfolio of food and beverage brands
– 9 brands >$500MM = 70% of 2012 net revenue
– 29 brands >$100MM = 90% of 2012 net revenue
– Average 2x the share of the nearest branded competitor
•
Tremendous opportunity to make each brand and franchise
more contemporary and the lowest cost producer
Source: Kraft Foods Group, Nielsen

Kraft Foods Group, Inc.
Our Mission
Superior
Dividend
Payout
Profitable
Top-Line
Growth
Consistent
Bottom-Line
Growth
Make Kraft          North American
Food & Beverage Company
Best Investment in the Industry

9 Kraft Foods Group, Inc. Redefine Efficiency Turbocharge Our Iconic Brands Execute with Excellence Make Our People Our Competitive Edge Our Plan

Kraft Foods Group, Inc.
Redefine
Efficiency
Turbocharge
Our Iconic
Brands
Execute with
Excellence
Make Our
People Our
Competitive
Edge
Making Progress
•
Actively recruiting top talent
•
Populating Kraft University curriculum
•
20/70/10 performance management in place for 2013
•
Expanding stock ownership across employee base
•
Early retirement program just announced

Kraft Foods Group, Inc.
Making Progress
•
Rolling out Integrated Business Planning
–
Focusing Business Units, Sales, Supply Chain on ONE number
–
Piloted in U.S. Cheese in May 2012
–
Executing staged rollout to rest of business units this year
Redefine
Efficiency
Turbocharge
Our Iconic
Brands
Execute with
Excellence
Make Our
People Our
Competitive
Edge
Keys
to Success
Product
Management
Demand
Management
Supply
Management
© Oliver Wight

Kraft Foods Group, Inc.
Making Progress
•
Rolling out Integrated Business Planning
•
Changing sales incentive program
•
Increasing focus on cash KPI’s
Redefine
Efficiency
Turbocharge
Our Iconic
Brands
Execute with
Excellence
Make Our
People Our
Competitive
Edge

Kraft Foods Group, Inc.
Making Progress
•
Driving industry-leading productivity
Redefine
Efficiency
Turbocharge
Our Iconic
Brands
Execute with
Excellence
Make Our
People Our
Competitive
Edge
Net Productivity as a % of COGS

Make Our People Our Competitive Edge
Execute with Excellence
Turbocharge Our Iconic Brands
Redefine Efficiency

Kraft Foods Group, Inc.
Making Progress
Driving industry-leading productivity
Redefining lowest-cost overheads
North America
Overhead as a % of Net Revenue
12.3%
8.7%
~8%
2010 Kraft Foods 2012 Kraft Foods Group Best-in-Class

Kraft Foods Group, Inc.
Making Progress
•
Never a greater need to contemporize and innovate
Redefine
Efficiency
Turbocharge
Our Iconic
Brands
Execute with
Excellence
Make Our
People Our
Competitive
Edge
Low
Income
Middle
Income
High
Income
Low
Income
Middle
Income
High
Income
Source: Kraft Foods Group, Nielsen Homescan Panel, 2009 & 2012

Kraft Foods Group, Inc.
Making Progress
•
Never a greater need to contemporize and innovate
Redefine
Efficiency
Turbocharge
Our Iconic
Brands
Execute with
Excellence
Make Our
People Our
Competitive
Edge
Consumer Customer Competition
•
Gravitating to value and
premium; the middle is
being squeezed
•
Prefer healthier offerings
•
At home cooking and
bolder flavors growing
•
Latina and Boomers are
fastest growing segments
•
Traditional grocers hurt by
retailers targeting ends of
bar-belled consumer base
•
Looking to us to drive
category growth,
innovation, product
differentiation
•
Encouraging competition to
enter our categories
•
Several years of Retailer
Brand share increases due
to value differentiation and
quality improvements
•
Branded competition
aggressively entering our
higher-margin categories

Make Our People Our Competitive Edge
Execute with Excellence
Turbocharge Our Iconic Brands
Redefine Efficiency

YouTube

Kraft

Kraft Foods Group, Inc.
Making Progress
Never a greater need to contemporize and innovate
Increasing share of voice behind world-class marketing
–
Advertising to net revenue 3.5% in 2012 vs 2.9% in 2011
Driving gains through bigger, better innovation
http://www.youtube.com/watch?v=hJvX_m0Xqls

Barry Calpino Vice President, Breakthrough Innovation 18

Kraft Foods Group, Inc.
Innovation at Kraft: The End in Mind
Consistent, sustained, best-in-class innovation—
year after year after year
A source of true competitive advantage and differentiation
versus competition and industry peers
That helps deliver consistent, sustainable, profitable
growth

20 Kraft Foods Group, Inc.

21 Kraft Foods Group, Inc. We Were “Worst” • With customers • Versus competition • With analysts • Industry reputation • Every study, by any measure

Kraft Foods Group, Inc.
2008 CPG Ranking – Bottom Tier
Nestle
Hershey
General Mills
Unilever
Peer Average
Pepsi
Kraft
Heinz
Kellogg’s
ConAgra
Sara Lee
Campbell’s
Danone
Kraft Top 25
2008 3-Outlet Consumption Index From New Products
Source: ACN FDM 52 w.e. 12/27/08; All Food & Beverage categories.  Excludes up or down-sized items; includes new items over past two years
57
66
70
80
84
91
91
100
100
100
118
126
139
147

23 Kraft Foods Group, Inc. 17 of 19 Kraft New Product Launches in 2008 Were Considered Failures

2009 CPG Ranking – Bottom Tier Again
2009* 3-Outlet Consumption Index From New Products
Nestle
Hershey
General Mills
Unilever
Peer Average
Pepsi
Kraft
Heinz
Kellogg’s
ConAgra
Sara Lee
Campbell’s
Danone
Kraft Top 25
Source: ACN FDM 52 w.e. 12/26/09; All Food & Beverage categories.  Excludes up or down-sized items; includes new items over past two years
24
Kraft Foods Group, Inc.
64
66
66
69
75
82
88
98
100
105
108
128
134
184

Bad Habits Made Us “Worst”
Small ideas
Poor execution with customers—not leveraging our
incredible Sales advantage
Lack of focus, rigor, prioritization, discipline in Stage Gate process
Very low investment
—or big ideas made small
—behind launches

Kraft Foods Group, Inc.

26 Kraft Foods Group, Inc. Only 3 of 16 2009 launches received more than $10 million in A&C support... …and these were the 3 most successful

Kraft Foods Group, Inc.
Bad Habits Fostered a Bad Innovation Culture
•
Culture of “we don’t”,  “we are bad at innovation”
•
Culture where innovators were 3rd class, “dead-end” job
•
Culture of “innovation doesn’t really matter here”

28 Kraft Foods Group, Inc. “Kraft is where good ideas… “Kraft is where good ideas… ...go to die” ...go to die”

29 Kraft Foods Group, Inc.

Kraft Foods Group, Inc.
The Ingredients for a Comeback
•
Looking in the mirror, honestly
•
Top to bottom attention to innovation
•
Recognizing underutilized strengths and gems
(R&D, Sales, Iconic Brands)
•
Spirit of “positive discontent”
•
… and a new playbook

Kraft Foods Group, Inc.
Essence of the Playbook
Good, proven principles, fundamentals, habits...
•
… that emphasize transparency, data, the right rigor,
KPI’s, simple processes
•
… that give the ball to the business unit teams to make
great things happen

Kraft Foods Group, Inc.
Principles of the Playbook
•
Real
Fewer, Bigger, Better
•
Great consumer concepts, products, packaging
•
Great customer execution
•
Focused and disciplined financial criteria, KPI’s
incrementality, cash
•
Heavy A&C investment for great marketing of new platforms
—actions, not words
—with the right lead times
—size, margin,

Kraft Foods Group, Inc.
Principles of the Playbook…Continued
•
Multi-year
platforms—
•
3-year pipelines of future multi-year platforms
•
“What gets measured gets done”
•
“Lessons learned”
“year 2” matters!

Kraft Foods Group, Inc.
2011: Something’s Happening Here!
•
Focus shifted from dozens of “items” to 13 “Big Bets”
•
A&C increased from ~$5 million per launch to ~$25 million
per Big Bet
•
New brand launched (MiO) with over $50 million in A&C
•
Sales step up to delivering best-in-class distribution and
merchandising on Big Bets—with KPI’s, incentives
•
Amped up measurement, tracking—to the right KPI’s

Kraft Foods Group, Inc.
2011 Results
•
Over $600 million from Big Bets
•
Revenue from innovation over last 3 years jumps to 10%
•
Three $100 million platforms are born—MiO, Oscar Mayer
Selects, Velveeta Skillets
•
A real shift in distortion from small Tier
*
3 to big Tier 1 projects
•
Culture begins to shift
*Based on criteria for initiative size,  investment,  pipeline and margin

Kraft Foods Group, Inc.
Others Begin to Notice
•
Walmart Innovator of the Year, all departments
•
Walmart Innovation of the Year, MiO
•
Edison Award: #1 Food and Beverage Innovation, MiO
•
3 IRI Pacesetters, top-selling new products

37 Kraft Foods Group, Inc. “I never thought I would think of Kraft as an innovative company, but lately your innovation has been so impressive.” Dave Mirelez DMM - Perishables Target

38 Kraft Foods Group, Inc. New $100MM Platforms

39 Kraft Foods Group, Inc. New $100MM Platforms

40 Kraft Foods Group, Inc. New $100MM Platforms

Kraft Foods Group, Inc.
Good-Better-Best
Ready-to-
Drink
Beverages
Cold Cuts Coffee
Sandwich
Cheese
Convenient
Meals
*per serving *per serving
$1.79
$2.49
$2.99
$1.99
$2.99
$3.99
$0.04-$0.06
*
$0.09-$0.15
*
$0.60-$1.00
*
$1.99
$2.99
$3.99
$0.99
$1.99
$3.49

Kraft Foods Group, Inc.
Real Resource Distortion
Kraft Innovation Profile – 2010 to 2012
% NP Initiatives
% NP SKUs
2010 2011 2012
15%
19%
27%
26%
28%
31%
59%
54%
42%
Tier 3
Tier 2
Tier 1/Big Bet
5%
52%
43%
26%
55%
52%
23%
Tier 3
Tier 2
Tier 1/Big Bet
20%
25%
2
1
Source: Kraft Financial Shipment data, 3 year rolling average; ¹2012 Estimate:  ²SKUs estimate based off of Walmart initiative list;
Tiers are based on criteria for initiative size, investment, pipeline and margin

Kraft Foods Group, Inc.
Real Resource Distortion
Kraft Innovation Profile – 2010 to 2012
2010 2011 2012
% NP A&C Spending
% NP Revenue
Source: Kraft Financial Shipment data, 3 year rolling average;    ¹ 2012 Estimate;   Tiers are based on criteria for initiative size,  investment,  pipeline and margin
1

Kraft Foods Group, Inc.
2012 Results
•
“Year 2” principle executed for Velveeta Skillets, MiO and a blow-out of Oscar Mayer Selects platform
•
New Fresh Take, Gevalia, Capri Super V platforms launched
•
Canada implements Fewer, Bigger, Better, with even better results
•
Significant improvement in key aspects of customer execution—
samples, sales stories, customer collaboration, activation

Kraft Foods Group, Inc.
Contribution from Innovation Sets a New High!
Net revenue from new product innovation over last 3 years
Range across
Business
Units: 8%-15%
0%
2%
4%
6%
8%
10%
12%
14%
2009 2010 2011 2012E*
6.5%
7.8%
10.4%
13.0%
Source: U.S. Nielsen Consumption - 3-Outlet (2009-2011) and All Outlet-xAOC (2012), *2012 Estimate

46 Kraft Foods Group, Inc.

47 Kraft Foods Group, Inc. 2013 Platforms

48 Kraft Foods Group, Inc. In Innovation, “First to Worst” can happen as easily and as often as “Worst to First” This will not happen at Kraft

Kraft Foods Group, Inc.
Innovation at Kraft:  The End in Mind
•
Consistent, sustained, best-in-class innovation—year after
year after year
•
A source of true competitive advantage and differentiation
versus competition and industry peers
•
That helps deliver consistent, sustainable, profitable
growth
—year after
That helps deliver consistent, sustainable, profitable
growth

Kraft Foods Group, Inc.
Today’s Honest Look in the Mirror
•
Process, best practices, decision-making
process upgrade
•
Channel ubiquity
•
Voice of the Hispanic
•
Talent and culture
•
Consistency
—end-to-end
—consistently in our innovation work
—the team with the best players wins
—especially in quality of hand-offs, launch execution
—Value, Club, Immediate Consumption

Today’s Honest Look in the Mirror
•
Process, best practices, decision-making
process upgrade
•
Channel ubiquity
•
Voice of the Hispanic
•
Talent and culture
•
Consistency
51
Kraft Foods Group, Inc.
—end-to-end
—Value, Club, Immediate Consumption
—consistently in our innovation work
—the team with the best players wins
—especially in quality of hand-offs, launch execution

Kraft Foods Group, Inc.
CREATION
CREATION
PHASE
PHASE
MANY MANY
MANY MANY
IDEAS
IDEAS
DEVELOPMENT
DEVELOPMENT
PHASE
PHASE
A SELECT FEW
A SELECT FEW
LAUNCH
LAUNCH
PHASE
PHASE
THE VERY FINEST
THE VERY FINEST
A Typical Innovation Mindset:
It All “Ends” at Launch

53 Kraft Foods Group, Inc. Future State Mindset: Launch The Beginning of a New Business! Big Hand-off issues Post-launch rigor drops off vs. pre-launch

54 Kraft Foods Group, Inc. “Be quick, “Be quick, but don’t hurry” but don’t hurry” John Wooden UCLA Hall of Fame Coach

Kraft Foods Group, Inc.
Innovation Can Be a Competitive Advantage at Kraft
•
Nobody
is really good at it—and it’s really hard
•
We have shown what’s possible—
•
We have a playbook that is timeless—
•
We have Top Leadership’s total commitment and key strengths
in our Brands, R&D, Sales and Marketing
We will make it happen
and we’ve only just begun
and built to last

Tim McLevish Chief Financial Officer 56

Kraft Foods Group, Inc.
Making Cash King at the New Kraft
•
Cash is now an objective—not an outcome
–
Pushing FCF and ROIC metrics to business unit and category
manager score cards
–
Embedding into compensation metrics in 2014

Kraft Foods Group, Inc.
Making Cash King at the New Kraft
•
Cash is now an objective—not an outcome
•
Changing our culture to focus decisions on true economics
–
Rolling out cash training across the company
Sales Force Focus
Category Management, SKU rationalization
Trade spend ROI
Optimized price-change timing
Highest margin products, events
Sales timing and phasing
Business Unit Focus
Productivity pipeline
Resource distortion on risk-adjusted NPV basis
Supplier-owned inventory
Supply chain restructuring
Shift capex to the highest return initiatives

Kraft Foods Group, Inc.
Making Cash King at the New Kraft
•
Cash is now an objective—not an outcome
•
Changing our culture to focus decisions on true economics
•
Inoculating earnings and cash flow streams against
potential volatility of post-employment benefits

Kraft Foods Group, Inc.
We’re Off to a Strong Start
FYE 2012E
Cash and
Cash Equivalents
2013E Free
Cash Flow
(1)
Annual Dividends
@ $2.00/Share
FYE 2013E
Cash and
Cash Equivalents
~$1.0 B ~($1.2) B
~$1.1 B
(1)
Free Cash Flow = Cash Flow from Operations (~$1.4 billion) less Capital Expenditures (~$0.4 billion)
Includes:
~$600MM Pension Funding
~$125MM Fifth Tax Payment
~$150MM Restructuring
$1.3 B

Kraft Foods Group, Inc.
Priorities for Free Cash Flow
Fund a highly competitive dividend
Fund a highly competitive dividend
Reinvest in the
business
Acquisitions that quickly
achieve EPS accretion and
an IRR > risk-adjusted
hurdle rate
Share
repurchase

62 Kraft Foods Group, Inc. Profitable Top-Line Growth Consistent Bottom-Line Growth Superior Dividend Payout We are Well-Positioned to Deliver Predictable Returns

63 Kraft Foods Group, Inc. Redefine Efficiency Turbocharge Our Iconic Brands Execute with Excellence Make Our People Our Competitive Edge Our Plan

Kraft Foods Group, Inc.
Our Mission
Superior
Dividend
Payout
Profitable
Top-Line
Growth
Consistent
Bottom-Line
Growth
Make Kraft          North American
Food & Beverage Company
Best Investment in the Industry